                      MFS(R) GLOBAL TELECOMMUNICATIONS FUND

          Supplement to the Current Statement of Additional Information

  The fund's distributor, MFS Fund Distributors, Inc. ("MFD"), will solicit subscriptions for Class A, Class B and Class C shares of the fund during a subscription period that is scheduled to begin on June 1, 2000 and end June 26, 2000 (the "initial offering"). The fund seeks to raise approximately $750,000,000 during this initial offering period and reserves the right to withdraw, modify or terminate the initial offering without notice, and to refuse any order in whole or in part. The fund will close to purchases on June 27, 2000 (the "purchase date") in order to facilitate investment of the proceeds raised during the initial offering. MFD will pay any dealer firm with sales of $75 million an additional 1.00% commission on shares of the fund subscribed for by the dealer firm during the initial offering and sold on the purchase date. The fund expects to commence its continuous offering of shares on or about August 1, 2000.


                  The date of this Supplement is June 1, 2000.